Leland Currency Strategy Fund

Class	A	GHCAX
Class	C	GHCCX
Class	I	GHCIX

(a series of Northern Lights Fund Trust III)

Supplement dated March 14, 2017
to the Statement of Additional Information (“SAI”) dated February 1, 2017

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Effective March 31, 2017, the adviser has contractually agreed to reduce its management fee from 1.25% to 1.00%. The table in the section entitled “Investment Adviser” on page 28 of the SAI has been replaced with the following:

Fund	Total Management Fee
Leland Currency Strategy Fund	1.00%

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Effective April 1, 2017, FDO Partners, LLC (“FDO”), a sub-adviser to the Leland Currency Strategy Fund (the “Fund”), is no longer managing any portion of the assets of the Fund, and the Fund’s investment adviser, Good Harbor Financial, LLC, does not expect to allocate any of the Fund’s assets to FDO to manage in the future. References in the Fund’s SAI to FDO and FDO’s portfolio managers should be disregarded.

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You should read this Supplement in conjunction with the SAI dated February 1, 2017. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.